UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

SILVERCREST ASSET MANAGEMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35733	45-5146560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Avenue of the Americas, 38th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 649-0600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A common stock, $0.01 par value per share	SAMG	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2025, Albert Messina notified the Board of Directors (the “Board”) of Silvercrest Asset Management Group Inc. (the “Company”) of his intention to resign and retire as a director of the Company, effective as of April 7, 2025. Mr. Messina’s resignation was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the operations, policies or practices of the Company.

On April 7, 2025, the Board appointed J. Allen Gray, Managing Director, Head of Institutional Business of the Company, as a non-independent director to fill the vacancy on the Board as a Class III director effective as of April 7, 2025 . Mr. Gray will serve until the Company’s 2025 annual meeting of stockholders or until his successor is duly elected and qualified. As an employee director, we do not anticipate that Mr. Gray will serve on any of the committees of the Board. Other than with respect to the terms of his employment as the Head of Institutional Business of the Company, there are no other arrangements or understandings pursuant to which Mr. Gray was selected as a director.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release of Silvercrest Asset Management Group Inc., dated April 10, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

EXHIBIT LIST

Exhibit Number	Description of Exhibit

99.1	Press Release of Silvercrest Asset Management Group Inc., dated April 10, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2025

Silvercrest Asset Management Group Inc.

By:	/s/ Scott A. Gerard
Name: Scott A. Gerard
Title: Chief Financial Officer